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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 20, 2001
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                        (Date of Earliest Event Reported)

                             KEY TRONIC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                   WASHINGTON
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                 (State or Other Jurisdiction of Incorporation)

           0-11559                                        91-0849125
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   (Commission File Number)                    (IRS Employer Identification No.)



                               NORTH 4424 SULLIVAN
                            SPOKANE, WASHINGTON 99216
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                    (Address of Principal Executive Offices)

                                 (509) 928-8000
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

         On December 21, 2001, Key Tronic Corporation issued a press release announcing a verdict in a lawsuit in which it is a defendant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

                  99.1 Press Release, dated December 21, 2001, announcing a verdict in a lawsuit in which it is a defendant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 21, 2001

                                            KEY TRONIC CORPORATION

                                            By:/s/ Ronald F. Klawitter
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                                                 Ronald F. Klawitter
                                                 Executive Vice President of
                                                 Administration and Treasurer
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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                             DESCRIPTION

     99.1 Press Release, dated December 21, 2001, announcing a verdict in a lawsuit in which Key Tronic Corporation is a defendant.